THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301



                               February ___, 2003



Dear Policy or Contract Owner:

         On January 31, 2003, Phoenix Variable Advisors, Inc. ("PVA") terminated Deutsche Asset Management, Inc. ("DAMI") as subadvisor for the Phoenix-Deutsche Dow 30 Series and Phoenix-Deutsche Nasdaq-100 Index(R) Series (collectively, the "Series"), series of The Phoenix Edge Series Fund (the "Fund"). PVA and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate or replace subadvisors without shareholder approval. Upon termination of DAMI, PVA hired Northern Trust Investments, Inc. ("Northern Trust") as the new subadvisor for the Series, and the Series have been renamed the Phoenix-Northern Dow 30 Series and Phoenix-Northern Nasdaq-100 Index(R) Series.

         Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix Life Insurance Company or a Phoenix subsidiary ("Phoenix"), is invested in shares of the Series. As a condition of the Order, PVA and the Fund must provide you with the enclosed Information Statement to update you as to the proposed subadvisory changes.

         If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.

                                         Sincerely,

                                         SIMON Y. TAN
                                         President

                              INFORMATION STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

         The Phoenix Edge Series Fund ("Fund") serves as an investment vehicle for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company and its subsidiaries (together "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Fund. Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix, is invested in shares of the Fund.

         The Fund is an open-end management investment company (commonly referred to as a mutual fund) registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund had 36 separate investment portfolios, including the Phoenix-Deutsche Dow 30 Series and Phoenix-Deutsche Nasdaq-100 Index(R) Series (collectively, the "Series"), as of December 31, 2002. Phoenix Variable Advisors, Inc., ("PVA") acts as the investment advisor to the Series, and is located at One American Row, Hartford, CT 06102.

         On January 31, 2003, PVA terminated Deutsche Asset Management, Inc. ("DAMI") as subadvisor for the Series. PVA and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate or replace subadvisors without shareholder approval. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you as to the proposed subadvisory changes. More information about the Order is provided below.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Upon termination of DAMI, PVA hired Northern Trust Investments, Inc. ("Northern") as the new subadvisor for the Series, and the Series have been renamed the Phoenix-Northern Dow 30 Series and the Phoenix-Northern Nasdaq-100 Index(R) Series. DAMI's principal place of business is located at 280 Park Avenue, New York, New York 10017. Northern is located at 50 South LaSalle Street, Chicago, IL 60675.

         The transaction set forth above has been unanimously approved by the Board of Trustees of the Fund (the "Board"), including a majority of the Trustees who are not "interested persons" of the Fund (within the meaning of the 1940 Act) ("Disinterested Trustees").

                                 THE TRANSACTION
                                 ---------------

         The transaction had three steps:

         >  On January 31, 2003, PVA terminated DAMI as subadvisor for the
            Series;

         > Immediately thereafter, PVA hired Northern as the new subadvisor for the Series; and

         > The Series were renamed the Phoenix-Northern Dow 30 Series and Phoenix-Northern Nasdaq-100 Index(R) Series.

         PVA entered into a substitution subadvisory agreement with DAMI on April 20, 2001. DAMI, by way of that agreement, assumed the duties, rights and responsibilities of Bankers Trust Company, who had entered into a subadvisory agreement with the Series dated December 15, 1999. DAMI and Bankers Trust were affiliated entities; both were wholly owned indirect subsidiaries of Deutsche Bank AG ("Deutsche").

         DAMI's management style for the Phoenix-Deutsche Dow 30 Series was to track the total return of the Dow Jones Industrial Average ("DJIA") before fund expenses. DAMI's management style for the Phoenix-Deutsche Nasdaq-100 Index(R) Series was to track the total return of the Nasdaq-100 Index(R) before fund expenses.

         On September 27, 2002 Northern announced the completion of a definitive agreement for the purchase of Deutsche Bank's (parent to DAMI) global passive equity, enhanced equity and passive fixed income businesses. As part of this transaction, those individuals at DAMI responsible for subadvisory portfolio management of the Phoenix-Deutsche Dow 30 Series and Phoenix-Deutsche Nasdaq-100 Index(R) Series would become employees of Northern. This transition took place and was closed on January 31, 2003.

         As the result of the aforementioned transaction, DAMI could no longer serve as subadvisor to the Phoenix-Deutsche Dow 30 Series and Phoenix-Deutsche Nasdaq-100 Index(R) Series. Management of the Fund consulted on an action plan with the Board of Trustees of the Fund (the "Board"). The Board asked Management of the Fund to propose several replacement subadvisors. As discussed in further detail below in the section entitled "Trustees' Considerations"; the Board selected Northern after reviewing the qualifications of several outstanding firms.

         Pursuant to the Order received from the SEC, PVA and the Fund could, with the approval of the Board, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Fund. The Fund and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement.

         Notification was made to DAMI terminating the subadvisory agreement effective January 31, 2003. Northern was hired to replace DAMI as subadvisor for the Series on that date. Finally, the Series were renamed as the Phoenix-Northern Dow 30 Series and Phoenix-Northern Nasdaq-100 Index(R) Series.

         Contractholders and policyowners who have directed the allocation of their investment to the subaccount corresponding to the Series may elect to exchange their investment into another subaccount invested in the Fund without penalty at any time.

                        THE FORMER SUBADVISORY AGREEMENT
                        --------------------------------

         The following chart lists the effected series, as well as the effective date of the substitution subadvisory agreement between PVA and DAMI and the date it was last considered and renewed by the Board.

                              Date of Former          Date Last Renewed
Name of Series                Subadvisory Agreement   by Board
--------------------------------------------------------------------------

Phoenix-Deutsche
Dow 30 Series                 04/20/01                11/12/02

Phoenix-Deutsche
Nasdaq-100 Index(R) Series    04/20/01                11/12/02

         The following table summarizes the advisory fees paid by the Series to PVA, and the subadvisory fees paid by PVA to DAMI, for the fiscal year ended December 31, 2001. The advisory fee for each of the Series is .35% of average net assets. The subadvisory fee for each of the Series is .10% of average net assets, subject to a minimum annual fee of $100,000. The subadvisory fee is not charged directly to the Fund, as DAMI was paid by PVA from the advisory fee.

                              Advisory Fees Paid to   Subadvisory Fees Paid to
Name of Series                PVA by the Series       DAMI by PVA
--------------------------------------------------------------------------------

Phoenix-Deutsche
Dow 30 Series                 $66,930                 $19,123

Phoenix-Deutsche
Nasdaq-100 Index(R) Series    $24,381                 $6,966


         Under the former agreement, DAMI provided investment subadvisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may have owned or contemplated acquiring from time to time. All services under the subadvisory agreement have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         DAMI had the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. DAMI provided an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA in consultation with DAMI. DAMI agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the former subadvisory agreement.

         Unless instructed otherwise by PVA, DAMI placed all orders for the purchase and sale of investments for the Series with brokers or dealers selected by DAMI, which may include brokers or dealers affiliated with DAMI. DAMI used its best efforts to obtain best execution of transactions at prices that were advantageous to the Series and at commission rates that were reasonable in relation to the benefits received. However, DAMI may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to a Series or other accounts serviced by DAMI. DAMI may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if DAMI had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for the Series and other accounts over which DAMI exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Series commissions were necessarily used by DAMI in managing the Series, but may have been allocated among other accounts, as appropriate.

                          THE NEW SUBADVISORY AGREEMENT
                          -----------------------------

         The new subadvisory agreement contains substantially the same terms as the former subadvisory agreement. The initial term of the new subadvisory agreement reflects the date on which Northern replaced DAMI as subadvisor to the Series, January 31, 2003. The new subadvisory agreement for the Series is attached to this Information Statement as Exhibit A.

         As compensation for its services, Northern will be entitled to receive from PVA fees calculated as a percentage of the Series' average daily net assets. The fee is calculated daily and paid monthly. The annual rate paid by PVA to Northern for each Series is set forth below.

                                                  Subadvisory Fee under
Name of Series                                    New Subadvisory Agreement
------------------------------------------------------------------------------------------------------

Phoenix-Northern                                  0.10% of the average aggregate daily net asset value
Dow 30 Series                                     of the Series; subject to a minimum fee of $100,000

Phoenix-Northern                                  0.10% of the average aggregate daily net asset value
Nasdaq-100 Index(R) Series                        of the Series; subject to a minimum fee of $100,000


         Under the new subadvisory agreement, Northern will provide investment subadvisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the subadvisory agreement must be provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         Northern will have the exclusive authority to manage the investment and reinvestment of the assets of the Series, subject to the discretion and control of PVA and the Board. Northern will provide an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA in consultation with Northern. Northern has agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the new subadvisory agreement.

         Unless instructed otherwise by PVA, Northern will place all orders for the purchase and sale of investments for the Series with brokers or dealers selected by Northern, which may include brokers or dealers affiliated with Northern. Northern will use its best efforts to obtain best execution of transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, Northern may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by Northern. Northern may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if Northern determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for the Series and other accounts over which Northern exercises investment discretion. Not all services or products provided by brokers or dealers that are generated with Series commissions will necessarily be used by Northern in managing the Series, but may be allocated among other accounts, as appropriate.

                             BOARD'S CONSIDERATIONS
                             ----------------------

         When deciding to replace DAMI as subadvisor to the Series, the Board and Management of the Fund considered the following items for selecting a replacement subadvisor:

         >   nature, extent and quality of available services;

         >   availability of economies of scale;

         >   return of investment (performance results);

         >   prevailing subadvisory fees;

         >   volume of orders processed by subadvisors;

         >   overall costs of providing services; and

         >   subadvisor profitability.

         The Board and Management later considered additional information about Northern, in particular:

         > Northern's willingness to retain the terms of the former subadvisory agreement;

         > satisfaction with the investment performance of the Series, coupled with the continuity of portfolio management personnel;

         > the subadvisory fee rates payable to Northern by PVA and by other funds and client accounts managed by Northern, and payable by similar funds managed by other subadvisors;

         > the total expense ratio of the Series and of similar funds managed by other advisors;

         >   the profitability of Northern and its affiliates; and

         > Northern's use of Series' portfolio brokerage transactions to obtain research benefiting the Series or other Northern clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Series.

         The Fund's procedures and the Investment Company Act of 1940 (the "Act") require annual review and approval of principal contracts, including investment advisory agreements and subadvisory agreements in the management of the Funds. The new subadvisory agreement became effective on January 31, 2003. Unless terminated, the new subadvisory agreement will remain in full force and effect until November 30, 2003, and therefore only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the Act and by the majority vote of the disinterested trustees of the Board in accordance with Section 15(c) of the Act.

         Under Section 36(b) of the Act, an investment advisor or subadvisor has a fiduciary duty to mutual fund shareholders with respect to compensation received by it for services rendered. An investment advisor or subadvisor is not permitted to charge fees deemed to be excessive. Under Section 15(c) of that Act, the Board is charged with requesting and evaluating such information as may reasonably be necessary to evaluate the terms of a subadvisory agreement, including fees.

                               THE EXEMPTIVE ORDER
                               -------------------

         The Fund and PVA filed an application on September 26, 2001 and an amendment to the application on July 9, 2002, requesting an order under Section 6(c) of the Act granting an exemption from Section 15(a) of the Act and Rule 18f-2 under the Act. The Order would permit the Fund and PVA to enter into and materially amend subadvisory agreements without shareholder approval.

         On July 10, 2002, a notice of the filing of the application was issued (Investment Company Act Release No. 25655). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. No request for a hearing has been filed, and the Commission did not order a hearing.

         The SEC considered the matter and found, on the basis of the information set forth in the application, as amended, that granting the requested exemption was appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the Act. Therefore, pursuant to the Order received from the SEC, PVA and the Fund could, with the approval of the Board, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Fund. The Fund and PVA therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement.

                             ADDITIONAL INFORMATION
                             ----------------------

         PVA is wholly owned by PM Holdings, Inc., located at One American Row, Hartford, Connecticut 06102. PM Holdings, Inc. owns 100% of PVA's voting securities. PM Holdings, Inc. is wholly owned by Phoenix Life Insurance Company, located at One American Row, Hartford, Connecticut 06102. Phoenix Life Insurance Company owns 100% of PM Holdings, Inc.'s voting securities. Phoenix Life Insurance Company is wholly owned by The Phoenix Companies, Inc., located at One American Row, Hartford, Connecticut 06102. The Phoenix Companies, Inc. owns 100% of the Phoenix Life Insurance Company's voting securities.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

    The Board of Trustees supervises the business and affairs of the Fund under the laws of The Commonwealth of Massachusetts and the Declaration of Trust, as amended. The Independent Trustees of the Fund and their principal occupations for the last five years are set forth below. There is no stated term of office for Trustees of the Fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               FUND COMPLEX     OTHER TRUSTEESHIPS/
NAME, ADDRESS, (DOB), AND        LENGTH OF                PRINCIPAL OCCUPATION(S)               OVERSEEN BY        DIRECTORSHIPS
POSITION(S) WITH TRUST          TIME SERVED                 DURING PAST 5 YEARS                   TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Frank M. Ellmer, CPA            Since 1999    Retired                                               33        None
704 SW Lake Charles Circle
Port St. Lucie, FL  34986
(4/11/40)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
John A. Fabian                  Since 1999    Retired                                               33        None
497 Hensler Lane
Oradell, NJ 07649
(2/5/34)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Roger A. Gelfenbien             Since 2000    Retired                                               33        Chairman, Board of
37 Stonegate Drive                                                                                            Trustees at The
Wethersfield, CT 06109                                                                                        University of
(5/14/43)                                                                                                     Connecticut
Trustee                                                                                                       (1997-present).
                                                                                                              Director, USAllianz
                                                                                                              Variable
                                                                                                              Insurance Product
                                                                                                              Trust, 23 funds
                                                                                                              (1999-present).

------------------------------------------------------------------------------------------------------------------------------------
Eunice S. Groark                Since 1999    Self-employed                                         33        Director, Peoples'
35 Saddle Ridge Drive                                                                                         Bank
Bloomfield, CT 06002                                                                                          (1995-present)
(2/1/38)
Trustee

------------------------------------------------------------------------------------------------------------------------------------
Frank E. Grzelecki              Since 2000    Retired; previously Managing Director,                33        Director,
312 Greenley Road                             Saugatuck Associates, Inc. (1999-2000); Vice                    Barnes Group, Inc.
New Canaan, CT 06840                          Chairman, (1997-1998), President/Chief                          (1997-present).
(6/19/37)                                     Operating Officer (1992-1997), Handy & Harman,
Trustee                                       Trenwick Group, LTD (1999-2001)

------------------------------------------------------------------------------------------------------------------------------------
John R. Mallin                  Since 1999    Principal/Attorney, Cummings & Lockwood, LLC          33        None
Cummings & Lockwood                           (1996-present)
CityPlace I
185 Asylum Street
Hartford, CT  06103
(7/28/50)
Trustee

------------------------------------------------------------------------------------------------------------------------------------

         The following individuals are officers of The Phoenix Edge Series Fund:

         President and Trustee                           Tan, Simon Y.
         Executive VP and Trustee                        Gilotti, Michael J.
         VP/Treasurer/Principal Accounting Officer       Curtiss, Nancy G.
         VP/Compliance Officer                           Bonner, Doreen A.
         VP/Counsel/Secretary                            Wirth, Richard J.
         AML Compliance Officer                          Driessen, Robert S.
         Assistant Treasurer                             Porter, Jacqueline M.
         Assistant Secretary                             Beers, John H.
         Assistant Secretary                             Crisafulli, Frances J.
         Assistant Secretary                             Swendiman, Matthew A.

         Phoenix Equity Planning Corporation ("PEPCO") serves as financial agent to the Fund. PEPCO is located at 100 Bright Meadow Boulevard, Enfield, CT 06803.

                           FUTURE SHAREHOLDER MEETINGS
                           ---------------------------

         As a Massachusetts business trust, the Fund does not hold shareholder meetings, unless required by the 1940 Act. The Fund relied upon an Order from the SEC to terminate Deutsche Asset Management, Inc. as subadvisor to the Series without a shareholder meeting. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

                  Richard J. Wirth
                  Phoenix Life Insurance Company
                  One American Row
                  PO Box 5056
                  Hartford, CT 06102-5056

         Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                              By Order of the Board of Trustees,


                                              RICHARD J. WIRTH
                                              Secretary

Hartford, Connecticut
February ___, 2003

                                    EXHIBIT A

                              SUBADVISORY AGREEMENT

                          THE PHOENIX EDGE SERIES FUND


Northern Trust Investments, Inc.                              ____________, 2003
50 South LaSalle Street
Chicago, IL 60675

         WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder;

         WHEREAS, the shares of the Fund are offered or may be offered in several series;

         WHEREAS, Phoenix Variable Advisors, Inc. (the "Advisor") evaluates and recommends series advisors for certain series and is responsible for the day-to-day management of such series;

         WHEREAS, under a certain exemptive order issued by the Securities and Exchange Commission on August 6, 2002, Release No. 25693 (the "Order"), the Advisor has been granted the authority, subject to the approval of the Fund's Board of Trustees, to enter into subadvisory agreements with subadvisors, materially amend existing subadvisory agreements, and approve new subadvisory agreements with existing subadvisors in cases where the subadvisory agreement has been terminated as a result of an "assignment", in each case without such subadvisory agreement being approved by the shareholders of the applicable series;

         WHEREAS, as a result of an assignment, as such term is defined under the Act, the management of the Phoenix-Deutsche Dow 30 Series and the Phoenix-Deutsche Nasdaq-100 Index(R) Series (the "Series") by Deutsche Asset Management, Inc. will be terminated effective as of January 31, 2003;

         WHEREAS, in accordance with the Order, the Fund's Board of Trustees, at its regularly scheduled meeting on November 12, 2002, approved the replacement of Deutsche Asset Management, Inc. as subadvisor to the Series with Northern Trust Investments, Inc., an investment corporation organized under the laws of the State of Illinois (the "Subadvisor");

         WHEREAS, the Series shall be renamed the "Phoenix-Northern Dow 30 Series" and "Phoenix-Northern Nasdaq-100 Index(R) Series", effective January 31, 2003; and

         WHEREAS, pursuant to the Order, the Advisor desires to retain the Subadvisor, to furnish portfolio management services for the Series, and the Subadvisor is willing to furnish such services.

         NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

 1. Employment as a Subadvisor. The Advisor, being duly authorized by the terms of the Advisory Agreement, hereby employs the Subadvisor to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadvisor hereunder are not to be deemed exclusive; the Subadvisor may render services to others and engage in other activities that do not conflict in any material manner in the Subadvisor's performance hereunder.

 2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts its employment as a subadvisor to the Advisor and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

3.       Services of Subadvisor.

                (a) The Subadvisor shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadvisor shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Fund's Agreement and Declaration of Fund, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Advisor and the Trustees of the Funds. The Subadvisor shall not, without the Advisor's prior approval, effect any transactions that would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies. The Subadvisor will keep the Fund and the Advisor informed of developments materially affecting the Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

                (b) Subject at all times to the limitations set forth in subparagraph 3(a) above, the Subadvisor shall have full authority at all times with respect to the management of the Series, including, but not limited to, authority to give written or oral instructions to various broker/dealers, banks or other agents; to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; to direct the purchase and sale of any securities; and generally to do and take all action necessary in connection with the Series, or considered desirable by the Subadvisor with respect thereto. The Subadvisor may maintain uninvested cash balances in the Series as it shall deem reasonable without incurring any liability for the payment of interest thereon.

4. Expenses. It is understood that the Fund will pay all of its expenses other than those expressly stated to be payable by the Subadvisor hereunder or by the Advisor pursuant to the Advisory Agreement. Expenses paid by the Fund include, but are not limited to all expenses incurred in the operation of the Fund and any offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, certain expenses of issue and sale of shares, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, registering and maintaining the registration of the Fund and its shares with the SEC, preparing and mailing prospectuses and reports to shareholders, bookkeeping, auditing and legal expenses.

         The Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following:

                (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadvisor's responsibilities hereunder;

                (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadvisor hereunder; and

                (c) Personnel to serve without salaries for the Fund as agents of the Fund. The Subadvisor need not provide personnel to perform, or pay the expenses of the Advisor for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel.

5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadvisor shall advise the Custodian and confirm in writing to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

 6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadvisor, and to select the markets on or in which the transactions will be executed.

         A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         B. Subject to the requirements of paragraph A above, the Advisor shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Advisor and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Fund shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

         C. On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Subadvisor may, to the extent permitted by applicable law and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. In such event, allocation of the securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadvisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and, if applicable, to such other customers.

         D. Affiliates of the Subadvisor may be dealers in equity and debt securities, and from time to time may be underwriters or dealers of securities that may be bought for, held in, or sold from the Series. With respect to each such instance, the Subadvisor represents that all transactions which are effected for the Series will be made solely in furtherance of their respective investment goals, and the fact that the Subadvisor's affiliate is acting as an underwriter or dealer will not be a factor in the investment decision. The Subadvisor agrees that it will not purchase securities underwritten by itself or affiliates of the Fund, except as permitted by the Act and the Fund's procedures.

 7. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. In computing the fee, the net asset value of the Series will be calculated as described in the Prospectus and Statement of Additional Information. Pursuant to the Advisory Agreement, the Advisor is solely responsible for the payment of fees to the Subadvisor.

8. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the Act, other federal or state securities laws or common law).

         The Advisor shall hold harmless and indemnify the Subadvisor for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series or the Fund that is not based upon the obligations of the Subadvisor with respect to the Series under this Agreement.

 9. Confidentiality. Subject to the duty of the Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadvisor and the Fund in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadvisor shall notify the Advisor in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Advisor to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

11. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

         A. It is registered as an "investment advisor" under the Investment Advisors Act of 1940 ("Advisors Act").

         B. It will maintain the records and information required by Rule 31a-1 under the Act respecting its activities with respect to the Series, and such other records with respect thereto relating to the services the Subadvisor provides under this Agreement as may be required in future by applicable SEC rules, and shall retain such information for such times and in such manner as required by applicable rules, including Rule 31a-2 under the 1940 Act.

         C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption.

                  Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). Within 15 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rule 17j-l during the previous calendar quarter and that, with respect to the Series, there has been no violation of the Subadvisor's code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) and this subparagraph with respect to the Series.

         D. It will use all necessary efforts to manage the Series so that the Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         E. It will furnish the Advisor a copy of its Form ADV as filed with the Securities and Exchange Commission, if such form is required to be filed by the Subadvisor.

         F. The Subadvisor will be responsible for the preparation and filing of Schedule 13G and Form 13F with respect to the assets of the Series.

         G. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Edge Series Fund refers to the Trustees under said Declaration of Fund, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

         A. It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

         B. It is registered as an "investment advisor" under the Investment Advisors Act of 1940 ("Advisors Act").

         C. It will deliver to the Subadvisor true and complete copies of the Fund's Declaration of Trust, Prospectus, Statement of Additional Information, Advisory Agreement, Fund's Code of Ethics and such other documents or instruments governing the investments and investment policies and practices of the Series, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such Fund Documents before or at the time they become effective.

         D. It will deliver to the Subadvisor any limitations imposed upon the Fund as a result of relevant diversification requirements under the provisions of Section 817(h) of the Internal
                  Revenue Code of 1986, as amended.

         E. It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

13. Reports. The Subadvisor shall provide the Advisor such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or to the Advisor as agent of the Fund, and promptly upon request surrendered to either. The Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

14. Proxies. Subadvisor will cooperate (in establishing proxy handling procedures acceptable to Advisor) with such authorized representative of the Fund granted authority to vote proxies solicited by or with respect to the issuers of securities in which Fund assets are invested.

15. Recordkeeping. The Subadvisor will assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor. The parties agree that, consistent with applicable law, the Advisor will not bear responsibility for the determination of value of any such securities or other assets.

16. Use of Subadvisor's Name. Subadvisor hereby grants to the Fund and Advisor a non-exclusive, royalty-free, worldwide license to use the Subadvisor's name and logo in any and all promotional materials, prospectuses and registration statements for each Series during the term of this Agreement, provided that such use is in accordance with all terms agreed to in writing by the parties.

17. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

18. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2003, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

19. Notices. All notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Advisor:              PHOENIX VARIABLE ADVISORS, INC.
                                         One American Row
                                         Hartford, Connecticut
                                         Attention: Doreen Bonner

         If to the Subadvisor:           NORTHERN TRUST INVESTMENTS, INC.
                                         50 South LaSalle Street
                                         Chicago, IL 60675
                                         Attention:  Donald R. Pollak,
                                                     Senior Vice President

20. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

21. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

22. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

23. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

                                   PHOENIX VARIABLE ADVISORS, INC.

                                   By:  _______________________
                                        Title: Simon Y. Tan, President



ACCEPTED:

NORTHERN TRUST INVESTMENTS, INC.

By:  ______________________
     Title:

SCHEDULES:  A.       Subadvisor Functions
            B.       Operational Procedures
            C.       Fee Schedule

                                   SCHEDULE A
                                   ----------

                              SUBADVISOR FUNCTIONS

         With respect to managing the investment and reinvestment of the Series assets, the Subadvisor shall provide, at its own expense:

         (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor;

         (b) Implementation of the investment program for the Series based upon the foregoing criteria;

         (c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: i) compliance with the Code of Ethics and the Subadvisor's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) assisting the Fund and the Advisor in complying with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for purposes of complying with the Series limitation on the acquisition of illiquid securities, including assisting in the monitoring of significant events, making fair value recommendations, and making itself available to participate in valuation committee meetings as may be reasonably requested by the Fund and the Advisor (it being understood, however, that the Advisor and the Fund have primary responsibility for such fair valuation of securities); v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

         (d) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

         (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Advisor.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian"), the custodian for the Fund.

The Subadvisor must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via SWIFT machine to the Custodian. Information provided to the Custodian shall include the following:

         1.       Purchase or sale;
         2.       Security name;
         3.       CUSIP number (if applicable);
         4.       Number of shares and sales price per share;
         5.       Executing broker;
         6.       Settlement agent;
         7.       Trade date;
         8.       Settlement date;
         9.       Aggregate commission or if a net trade;
         10.      Interest purchased or sold from interest bearing security;
         11.      Other fees;
         12.      Net proceeds of the transaction;
         13.      Exchange where trade was executed; and
         14.      Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. Except with respect to Subadvisor's future transactions, no margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadvisor daily with a cash availability report. This will normally be done by facsimile so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

                  For services provided to the Fund pursuant to paragraph 3 hereof, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of:

Phoenix-Northern Dow 30 Series:

0.10% of the average aggregate daily net asset value of the Series; subject to a minimum fee of $100,000.

Phoenix-Northern Nasdaq-100 Index(R) Series:

0.10% of the average aggregate daily net asset value of the Series; subject to a minimum fee of $100,000.

THE FEES SHALL BE PRORATED FOR ANY MONTH DURING WHICH THIS AGREEMENT IS IN EFFECT FOR ONLY A PORTION OF THE MONTH. IN COMPUTING THE FEE TO BE PAID TO THE SUBADVISOR, THE NET ASSET VALUE OF THE FUND AND EACH SERIES SHALL BE VALUED AS SET FORTH IN THE THEN CURRENT REGISTRATION STATEMENT OF THE FUND.